OCTOBER 2019

DIGINEX

DISCLAIMER

This Presentation ("Presentation") is prepared by Diginex Limited ("Company") in connection with the proposed acquisition of the Company by 8i Enterprises Acquisition Corp ("JFK") from the stockholders of the Company in exchange for ordinary shares of Digital Innovation Limited as described in this document. The Presentation is provided for information purposes only and is a summary only of certain key facts and Company plans.

This Presentation does not constitute an offer or solicitation or form part of an offer or solicitation of any kind to anyone in any jurisdiction in relation to any securities or other regulated products or services. Without limitation, the Presentation does not constitute an offer or solicitation to make use of any services provided by the Company, and neither this Presentation nor anything contained in it will form the basis of any contract or commitment whatsoever.

The contents of this Presentation have not been reviewed by any regulatory authority in any jurisdictions. You are advised to exercise caution in relation to any offer to invest in the Company. If you are in any doubt about any of the contents of this Presentation, you should obtain independent professional advice.

In Hong Kong, no securities of the Company may be offered to the public unless a prospectus in connection with the offering for sale or subscription of such securities has been authorized by the Stock Exchange of Hong Kong Limited for registration by the Registrar of Companies in Hong Kong under the provisions of the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap.32 of the Laws of Hong Kong), and has been so registered, unless a relevant exemption applies. This Presentation has not been registered by the Registrar of Companies in Hong Kong pursuant to the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Chapter 32) of the Laws of Hong Kong ("CWMO").

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The Company and its subsidiaries intend to operate in full compliance with applicable laws and regulatory and with applicable laws and regulations and obtain the necessary licenses and approvals in key markets. Regulatory licenses and/or approvals are likely to be required in in a number of relevant jurisdictions in which relevant activities may take place. It is not possible to guarantee, and no person makes any assurances, that any such licenses or approvals will be obtained within a particular timeframe or at all. This means that activities of the Company may not be available in certain markets.

The information and opinions contained in this Presentation are provided as at the date of this Presentation and are subject to change without notice.

DIGINEX

Diginex is bringing forward a paradigm shift in financial markets

Diginex is a financial technology company founded in 2017. We develop products, provide services and deliver solutions that utilize distributed ledger technology (DLT) to make transactions smarter (automated), faster and more secure. We believe DLT will lead to a repricing of risk and, when combined with other technologies, a significant reduction in the cost of issuing, distributing, and trading securities, transforming financial markets in a way the internet alone never could.

Three divisions capturing the entire DLT value chain

Asset Management	Digital asset investment products
Markets	Exchange, trading, distribution and custody platform for digital assets
Solutions	Advisory services and technology products and platforms to support the issuance of digital securities and DLT adoption
Transaction data on distributed ledgers	

Working alongside leading institutions

Microsoft

Member of Microsoft ScaleUp Program (less than 2% acceptance rate)

Distribution partnership with Microsoft AppSource Marketplace

FIS

Building a digital asset trading and risk management platform on top of Front Arena, FIS's institutional trading and portfolio management platform

DIGINEX

Building solutions on multiple blockchain and DLT platforms

Leadership Team



Miles Pelham
FOUNDER & CHAIRMAN



Richard Byworth
CHIEF EXECUTIVE OFFICER



Andrew Rickards
DEPUTY CHAIRMAN

MIZUHO NOMURA Goldman Sachs

CREDIT SUISSE Rothschild & Co

Our Strengths

Institutional Knowledge
Executive team averages over 25yrs of experience in financial services

World Class Technologists
Building solutions on multiple blockchain and DLT platforms

Compliance Focused
Industry leader in advocating global regulation of digital assets

Scalable Infrastructure
Compliance, finance, legal, HR and sales and marketing teams

Coming to Market at the Right Time
Two years of building the technology, product and licensing requirements to address the opportunity set

DIGINEX

The Opportunity

The internet has created disruption across every industry, giving rise to numerous 'unicorns.' This disruption process has a long way to run...

	amazon	Uber	airbnb
Industry	Retail	Transport	Hospitality
Founded	1994	2009	2008
Valuation	**$869bn[1]**	**$48bn[3]**	**$31bn[5]**
Penetration	5% of all US retail spend[2]	Less than 1% of US passenger rides[4]	8% of US short term rentals[6]

DIGINEX

(1) See page 30 for reference detail

We are **yet** to see the financial markets disrupted to the same extent...


Global Lodging Hospitality
$1.6tn(7)
airbnb
Global Passenger Transportation
$5.7tn(8)
Uber
Global Retail
$25tn(9)
amazon


Equity
$85tn(10)
Debt
$100tn(11)
Derivatives
$544tn(12)
DIGINEX

Global market size

Some of the most successful fintech startups have simply **picked a financial product** and then used the internet to take it **direct to consumer**

	蚂蚁金服 ANT FINANCIAL	chime	robinhood	wealthfront
Industry	Payments	Banking	Brokerage	Wealth Management
Founded	1994	2009	2008	2008
Valuation	**$150bn**[13]	**$1.5bn**[14]	**$7.6bn**[15]	**$0.5bn**[16]
Disruption	Payment processing using an app instead of a mag-stripe card	Banking with no physical branches	Zero fee stock trades paid for by selling customer order flow	Wealth management with no advisors to be paid commissions

DIGINEX

Diginex believes distributed ledger technology enables risk to be priced, packaged and sold in ways the internet alone never could

Distributed Ledger Technology

A distributed ledger is a record of transactions in a network that is shared between parties. DLT benefits:

Immutable
Transactions are permanent and unalterable

No central point of control
No single actor can change records

Transparency
Every network participant has simultaneous access

Programmability
Actions can be programmed using smart contracts

Applications

Pricing Risk
An issuer can give investors real time access to information that is more secure and trusted

Packaging Risk
Smart contracts can enable securities to be based on data points recorded on a distributed ledger (e.g. tracking work in progress vs. finished vs. sold goods)

Selling Risk
E.g. trading of securities 'on chain' (on a blockchain) with programmable restrictions and automated KYC/investor accreditation

The world is beginning to recognize this...

BAIN & COMPANY

"About 80% of executives at financial institutions surveyed by Bain & Company believe DLT will be transformative and will significantly impact markets"[17]

accenture

Across the $30bn cost base of the 8 investment banks studied, demonstrable savings of $8bn were estimated.[18]

Goldman Sachs

"Platform" was mentioned 18 times on their Q2 2019 earnings call. "it's less human capital, it's more platform driven"[19]

Fidelity INVESTMENTS

"We imagine a world, soon, where all types of assets are issued natively on a blockchain or represented in tokenized format"[20]

J.P.Morgan

"We have always believed in the potential of blockchain technology and we are supportive of [digital assets]"[21]

Morgan Stanley

Digital assets represent a "new institutional investment class"[22]

Many of the leading DLT startups are still only focused on providing platforms to speculate on cryptocurrencies like bitcoin

	kraken	coinbase	BINANCE	CIRCLE
Founded	2011	2012	2017	2013
Valuation	**$4.0bn**[23]	**$8.0bn**[24]	**$3.0bn**[25]	**$3.0bn**[26]
Focus	Crypto derivatives and spot	Listing more ICO tokens on their exchange	Full suite of crypto products	A $400m acquisition of a crypto exchange

DIGINEX

Like Amazon in 1994, Diginex believes it has identified an opportunity to build a vertically integrated institution to capture the full value of a new technology that will disrupt a multi-trillion-dollar industry

Diginex is using DLT to create innovative financial products rather than merely bypassing existing gatekeepers

Our Businesses


Investment Products
Exchange
Trading
Custody
Capital Markets
Technology
Transaction data on distributed ledgers

3. Asset Management
Providing liquidity to the ecosystem with institutional fund offerings

2. Markets
The markets division is building the required infrastructure for institutions to trade and custody digital assets

1. Solutions
To develop genuinely innovative products we start at the 'core', data on a distributed ledger, which can be used to create (for example) digital securities that enable issuers to price, package and distribute risk more efficiently

DIGINEX

How it all fits together

Our Businesses	Example 1: Real Estate	Example 2: Worker Contracts
Investment Products	Real Estate investment products	Collateralized micro-loans
Exchange / Trading	Exchange / Trading	Exchange / Trading
Custody	Custody	Custody
Capital Markets	Real Estate finance	Micro-finance
Technology	Real Estate management tools	eMin[27] (part of Diginex Trust)
Transaction data on distributed ledgers	Rent payment data on distributed ledgers	Migrant worker labor contracts on Ethereum blockchain

DIGINEX

Business Overview

Diginex Solutions: advisory services and technology platforms that enable the creation of innovative financial products

Capital Markets

Advisory services and technology platforms supporting the issuance of digital securities

Combines investment banking advisory services with distributed ledger, blockchain and other technologies to create innovative financial products that enable issuers to price, package and distribute risk more efficiently

Technology

Encouraging the adoption of distributed ledgers through enterprise DLT solutions

Enabling individuals, corporations, governments and NGOs to realize the benefits of distributed ledger technology. Core products:

Diginex Trust

A blockchain-enabled data management platform for enterprises to store and track information

Diginex Access

A digital asset trading and portfolio management platform for institutional investors

Diginex Passport

A digital identity & KYC solution that allows users to seamlessly share their ID with counterparties

Transaction data on distributed ledgers

DIGINEX

Leadership



Jose Perez
CHIEF INNOVATION OFFICER
FIS



Chris Yuen
HEAD OF SOFTWARE
GOGOVAN



Mark Blick
HEAD OF ENGAGEMENT, DISTRIBUTION & PARTNERSHIPS
GLG



Gray Bridges
HEAD OF PRODUCT
experian.

Business Overview

History

Launched Q2 2018 in recognition that the long-term potential for digital securities would grow as more types of data, beyond records of financial transactions, is transferred onto distributed ledgers. Diginex has three core products: Diginex Trust, a data management platform, Diginex Access, a digital asset trading and risk management platform, and Diginex Passport, a digital KYC solution(28). Partners and clients include Microsoft, the United Nations and FIS.

Market Opportunity

The World Economic Forum predicted in 2015 that by 2027, 10% of the world's GDP will be stored on blockchain technology(29)

Target Customers

- Global 2000 companies
- Financial services businesses
- Governments
- NGOs

The Diginex Edge

Technology Philosophy – open to collaborating with (and building on) various blockchains and distributed ledgers

World Class Technologists – full stack development team in London, Berlin, and Hong Kong

Partnership Model – working with various constituents to expand our distribution network and mitigate execution and regulatory risk

DIGINEX

Leadership



Andrew Rickards
DEPUTY CHAIRMAN
Goldman Sachs



Gui Silva
HEAD OF CAPITAL MARKETS
HSBC



Neil Sheppard
CHIEF OPERATING OFFICER, FINANCIAL SERVICES
NOMURA



Alejandro Lopez
HEAD OF INNOVATION, CAPITAL MARKETS
HSBC

Business Overview

History

Launched Q1 2019 in recognition that a combination of (i) advisory, (ii) technology and (iii) licenses would be required to originate and distribute innovative digital securities. The team has since built a pipeline of potential clients, developed in-house technical expertise and has begun acquiring licenses (directly and through partnerships).

Market Opportunity

Diginex believes that the use of DLT to securitize cashflows will eventually become market standard in place of traditional securities

Target Customers

Institutional clients that have existing cashflows or assets and already have access to traditional capital markets

The Diginex Edge

Experienced team – financial services professionals capable of structuring complex global offerings

Leveraging Diginex ecosystem – custody, exchange, and trading businesses provide a one-stop solution

Origination pipeline – technology business provides natural pipeline of clients

Diginex Markets: institutional infrastructure to support the custody and trading of digital assets

Exchange	Trading
Virtual Currency and Digital Securities exchanges	OTC facilitation desk and deal sharing platform

Custody

Cold and Warm storage of digital assets

Digital Assets – virtual currencies, stablecoins, and digital securities

Exchange

Diginex expects to launch a virtual currency exchange and a digital securities exchange in Q1 2020, with a focus on serving retail, professional and institutional clients in Europe and Asia initially[30]

Custody

Diginex's custody business, Digivault, aims to be the leading licensed custodian for digital assets

DIGIVAULT KELVIN

An insured cold (offline) storage solution for Bitcoin and Ethereum, in cooperation with Malca-Amit (expected product launch in 2019)

DIGIVAULT HELIOS

Permanently-live (warm) storage solution in design phase (expected product launch in 2020)

Trading

OTC and proprietary trading desk

Qualified by Diginex

A digital asset OTC deal-sharing and onboarding platform designed to provide transparency to all parties in a transaction

DIGINEX

Leadership



Andre Pemmelaar
HEAD OF EXCHANGE
Liquid



Ray Hennessey
CHIEF TECHNOLOGY OFFICER, EXCHANGE
Liquid

Business Overview

History

Diginex began development on an exchange in Q1 2019, after concluding a combination of technical issues, lack of regulation, and, a focus on retail investors by the market were preventing institutional investors from adopting digital assets. Diginex decided to build both a virtual currency and a digital securities exchange in response to this market opportunity. The exchanges are expected to launch in Q1 2020 and be separately licensed in Europe and Asia initially.

Market Opportunity

We expect digital securities to be a multi-trillion-dollar market, and licensed institutional exchanges to capture the majority institutional volume

Target Customers

Institutional:

- Market Makers
- Hedge Funds
- Family Offices
- Private Banks
- Arbitragers

Retail:

- Active Traders
- HNWIs

The Diginex Edge

Institutional trading infrastructure – building a high volume, low latency matching engine, FIX 4.4 API functionality[31], managed and segregated accounts, full reporting and market surveillance functionality

Licensed approach – in discussions with regulators in Jersey and Singapore, among others, with plans to onboard European and Asian investors initially

Institutional grade investment products only – stringent listing requirements will be applied

Leadership



Rob Cooper
CHIEF EXECUTIVE OFFICER, DIGIVAULT



James Byrne
CHIEF TECHNOLOGY OFFICER, DIGIVAULT

UBS

Business Overview

History

Diginex's custody business, Digivault[32], was established in Q4 2018. The management team has extensive experience in the delivery of secure, end-to-end IT solutions to the nuclear, financial services, security and defense sectors. Digivault is launching an insured cold storage solution, Kelvin, in 2019, and a warm solution, Helios, in 2020. Kelvin will have the capability to custody bitcoin, Ether and Ethereum blockchain-based digital securities.

Market Opportunity

Institutional adoption of digital securities requires licensed custodians who can work with insurance companies to provide liability cover

Target Customers

- Retail investors: HNWIs and Active Traders
- Institutional investors
- Financial services businesses (e.g. white-labelled custody for banks)
- Capital Markets and Technology clients

The Diginex Edge

Experienced team – e.g. CTO was architect of UBS's storage infrastructure across 25 countries

Cooperation with Malca-Amit – provides access to secure vault facilities in multiple geographies

Operating to known global standards – Cyber Essentials Plus accreditation achieved. Targeting ISO27001 compliance in 2020

Leadership



Jean El-Khoury

HEAD OF TRADING

NOMURA



Matt Blom

HEAD OF SALES TRADING

SIGMA
CAPITAL PARTNERS LLC

Business Overview

History

Diginex began developing an OTC deal sharing platform in December 2018, to address the issues we saw developing in the OTC market (multiple intermediaries fighting over commissions, no KYC procedures in place, no proof of funds etc.). The platform will support the trade facilitation desk which operates out of Hong Kong. Diginex has also established a proprietary trading desk employing an arbitrage strategy in listed future, spot and OTC markets.

Market Opportunity

Limited liquidity on virtual currency exchanges has led to OTC volume that is 2-3x the volume on exchange markets[33]. Digital securities may also trade through OTC desks, depending on the nature of the underlying asset

Target Customers

- Institutional investors
- Exchange Business, Custody Business, Capital Markets Business, Technology Business and Asset Management Business clients

The Diginex Edge

Trading expertise – Diginex has traders that have experienced a variety of situations in financial markets yet to arrive in the virtual currency or digital security trading space

Platform network effects – OTC platform requires all participants to go through the same rigorous onboarding procedures establishing a liquidity pool and deal sharing marketplace consisting of verified and legitimate offerings

DIGINEX

Diginex Asset Management: providing liquidity to the digital asset ecosystem with regulated fund offerings

DIGINEX ASSET MANAGEMENT

Diginex Asset Management is regulated by the Hong Kong Securities and Futures Commission ('SFC'). Its first fund product[34] (opened for investment in 2019 and expected to begin allocation in near term) is a fund of hedge funds that invest in virtual currencies that targets non-directional, risk adjusted returns through investment in funds employing a range of alpha-centric liquid investment strategies

Bletchley Park ASSET MANAGEMENT

Licensed and regulated by the Jersey Financial Services Commission ("JFSC"), 75% owned[35] Bletchley Park Asset Management Jersey invests globally to achieve capital appreciation through active management of a portfolio of digital assets via a combination of timed beta, arbitrage and relative value strategies

Team



Lucas Kiely

CHIEF INVESTMENT OFFICER

CREDIT SUISSE



Thomas Chladek

PORTFOLIO MANAGER

LOMBARD ODIER

Business Overview

History

Diginex established Diginex Asset Management in 2018 with the aim of providing regulated digital asset fund products to institutional investors. The Diginex Multi-Strategy Fund (DMSF)[36], which has identified a short list (<15) of funds from an initial list of over 800 (opened for investment in 2019 and expected to begin allocation in near term) providing investors with non-directional, risk adjusted returns through investment in funds employing a range of alpha-centric liquid investment strategies.

Market Opportunity

Total digital asset investment fund AUM, excluding venture capital and index funds, is estimated by PwC at $1bn[37]

Target Customers

Institutional:

- Hedge Funds
- Family Offices
- Endowments
- Private Banks
- Pension Funds

Retail:

- HNWIs

The Diginex Edge

Experienced team – led by an experienced asset management business builder. DMSF's portfolio manager has spent 11 years managing fund of funds portfolios

Global presence – combining traditional fund of hedge fund investment and operational due diligence standards with Diginex infrastructure and best practices

Regulated Asset Manager – licensed by the Hong Kong SFC

DIGINEX

Appendix

Led by seasoned financial services and technology professionals



Miles Pelham

FOUNDER & CHAIRMAN

Former Global Head of Convertible Bonds at Mizuho

MIZUHO



Richard Byworth

CHIEF EXECUTIVE OFFICER

Former Global Head of APAC Derivatives Distribution at Nomura

NOMURA



Andrew Rickards

DEPUTY CHAIRMAN

Former co-Head of TMT, Asia Pacific at Goldman Sachs

Goldman Sachs



David Gibson-Moore

CHAIRMAN OF EMEA

Former Chairman of the Board at Chase Manhattan Bank, Switzerland

J.P.Morgan



Dr. Christian Thierfelder

CHIEF RESEARCH OFFICER

Former Head of Convertible Bond Trading Technology at Mizuho

MIZUHO



Paul Ewing

CHIEF FINANCIAL OFFICER

Former Chief Financial Officer at ICAP, APAC

ICAP

GLOBAL REACH



London
Jersey
Berlin
Boston
Dubai
Tokyo
Hong Kong
Established Office

DIGINEX

Focused on **key jurisdictions** to become a global full-service investment provider for digital assets

	Solutions	Markets	Asset Management
Summary	• Several broker-dealer partnerships secured to originate and distribute **digital security offerings**. UK, Hong Kong, Singapore, Switzerland and Japan covered.	• **Multiple jurisdictions** in which corporate, institutional and retail investors can onboard with our exchanges to **maximize potential customer base**. License custody solution in tandem.	• One of the few **licensed asset managers** in Hong Kong with digital assets strategies.
Go to Market Strategy	• Corporate finance and broker-dealer partnerships in markets prioritized by issuer and investor jurisdiction. • **Timeline: 3 months***	• Applying for virtual currency, digital securities exchange and custody licenses in Jersey for UK and European clients, and Singapore for Asian clients. **Timeline: 2-6 months***	• Cayman fund managed by Diginex Asset Management Hong Kong. **License received June 2019.** • Broker-dealer partnerships in line with Advisory go to market strategy.
Medium- and Long-Term Strategy	• Diginex broker-dealer license / corporate finance license in core markets. **Timeline: 9-12 months*** • Additional licenses subject to market demand / regulatory requirements.	• Obtain required licenses to onboard clients from other countries. **Timeline: 9-12 months*** • Fill in country gaps and respond to maturing regulation, prioritized by size of customer base.	• Broker-dealer licenses in core markets. **Timeline: 9-12 months*** • Additional licenses subject to product demand.

DIGINEX

* Timelines for licenses are indicative from date application filed, and dependant upon regulatory approval

Key drivers for each business line and financial projections

Base case revenue assumptions

Solutions

- **Technology:** revenue growth from $2m (FY20) to $20m (FY22)
- **Capital Markets:** notional value of $61m (FY20) to $714m (FY22)

Markets

- **Exchange:** average daily volume of $3m at March 20 to $743m at March 22
- **Custody:** Assets held of $19m at March 20 to $2.3bn at March 22
- **Trading:** capital deployed of $4m at March 20 to $66m at March 22

Asset Management

- **Asset Management:** assets under management of $35m at March 20 to $312m by March 22

Projected Revenue (in USDm)


300
250
200
150
100
50
0
Bear
Base
Bull
FY 19/20*
Bear
Base
Bull
FY 20/21
Bear
Base
Bull
FY 21/22
Solutions
Markets
Asset Management

Projected Group Operating Profit (in USDm)


150
100
50
0
-50
Bear
Base
Bull
FY 19/20
Bear
Base
Bull
FY 20/21
Bear
Base
Bull
FY 21/22

DIGINEX

* Fiscal year ends on March 31

REFERENCES

(1) Reported September 20, 2019 by https://ycharts.com/companies/AMZN/enterprise_value
(2) Reported August 8, 2018 by Bloomberg in the article "Amazon Captures 5 Percent of American Retail Spending. Is That a Lot?"
(3) Reported September 20, 2019 by https://ycharts.com/companies/UBER/enterprise_value
(4) Reported April 11, 2019 by Uber Technologies in the company's S-1 filing to the SEC
(5) Reported September 19, 2019 by NY Times in the article "Airbnb Says It Plans to Go Public in 2020"
(6) Reported April 11, 2017 by Hotel Appraisers & Advisors in the article "Airbnb's Market Share of U.S. Lodging Demand"
(7) Reported February 11, 2019 by Deloitte in the report "2019 US Travel and Hospitality Outlook"
(8) Reported April 11, 2019 by Uber Technologies in the company's S-1 filing to the SEC
(9) Reported June 27, 2019 by eMarketer in the report "Global Ecommerce 2019"
(10) Reported December 17, 2018 by SIMFA in the report "2019 Outlook, Trends in the Capital Markets"
(11) Reported December 17, 2018 by SIMFA in the report "2019 Outlook, Trends in the Capital Markets"
(12) Reported May 2, 2019 by BIS in the report "OTC Derivatives statistics at end-December 2018"
(13) Reported May 29, 2018 by Reuters in the article "China's Ant Financial raises $10 billion at $150 billion valuation"
(14) Reported March 5, 2019 by TechCrunch in the article "US mobile bank Chime raises $200million, valuing its business at $1.5bn"
(15) Reported July 22, 2019 by CNBC in the article "Robinhood lands a $7.6 billion valuation after recent funding round"
(16) Reported Jan 28, 2019 by CNBC in the article "Fintech start-up Acorns valued at $860 million after latest funding round"
(17) Reported February 9, 2017 by Bain & Company in the report "Blockchain in Financial Markets: How to Gain an Edge"
(18) Reported January 17, 2017 by Accenture in the report "Banking on Blockchain: A Value Analysis for Investment Banks"
(19) Reported July 19, 2019 by Financial Times in the article "Goldman's Bankers are left waiting on the 'platform'"
(20) Reported Oct. 15, 2018 by Fidelity in the report "Fidelity Digital Assets: The Journey From Idea to Market"
(21) Published February 14, 2019 on https://www.jpmorgan.com/global/news/digital-coin-payments
(22) Reported October 31, 2018 by Morgan Stanley in the report "Bitcoin Decrypted: A Brief Teach-in and Implications"
(23) Reported June 25, 2019 by Coindesk in the article "Over 2,000 Investors Back Kraken Crypto Exchange's $13 Million Crowdfunding"
(24) Reported October 30, 2018 by Coindesk in the article "Coinbase Hits $8 Billion Valuation After $300 Million Raise"
(25) Reported July 31, 2018 by Fortune in the article "Binance Acquires Trust Wallet in Push to Expand Crypto Services"
(26) Reported May 16, 2018 by TechCrunch in the article "Circle raises $110 million (or 13,300 BTC)"
(27) A solution to help tackle modern slavery in migrant worker supply chains
(28) In early design phase
(29) Reported September 8, 2015 by the World Economic Forum in the report "Technology Tipping Points and Societal Impact"
(30) The Digital Securities Exchange will be available to Institutional Broker Dealers only
(31) Fix or Financial Information Exchange is a messaging protocol used by the financial industry to communicate information among systems. It is largely standardized across the industry making it easy for existing financial institutions to integrate with the exchange.
(32) Diginex owns 85% of the Custody Business, with the remaining 15% held by key management of the Custody Business
(33) Reported August, 2018 by https://data.bloomberglp.com/professional/sites/10/Bloomberg-Crypto-Outlook-August.pdf
(34) A Cayman-based fund of hedge funds, regulated by CIMA
(35) Diginex acquired a 75% interest in BPAMJ in October 2018. This investment is not held under the Asset Management Business and is therefore not regulated by the Hong Kong SFC
(36) The DMSF will only be available to selected Target Customers in selected jurisdictions where Diginex has direct regulatory cover to market and distribute, or has secured partnerships for marketing and distribution
(37) Reported April 13, 2019 by PwC in the report "2019 Crypto Hedge Fund Report"

DIGINEX